PAINEWEBBER/KIDDER, PEABODY
                          GOVERNMENT MONEY FUND, INC.

                                                                October 13, 1995

Dear Shareholder:

    The attached proxy materials describe a proposal that PaineWebber/Kidder, Peabody Government Money Fund, Inc. ("PW/KP Fund") reorganize and become part of PaineWebber RMA U.S. Government Portfolio ("PW Fund"). If the proposal is approved and implemented, each shareholder of PW/KP Fund automatically would become a shareholder of PW Fund.

    YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REORGANIZATION PROPOSAL. The board believes that combining the Funds will benefit PW/KP Fund's shareholders by providing them with a portfolio that has an investment objective similar to the investment objective of PW/KP Fund and that will have lower operating expenses as a percentage of net assets. The attached materials provide more information about the proposed reorganization and the two Funds involved.

    YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares
    --------------------------------------------------------
early will permit PW/KP Fund to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, date and sign your proxy card and mail it in the enclosed return envelope TODAY.

                                          Very truly yours,

                                          /s/ MARGO N. ALEXANDER

                                          Margo N. Alexander
                                          President, PaineWebber/
                                            Kidder, Peabody Government
                                            Money Fund, Inc.

                          PAINEWEBBER/KIDDER, PEABODY
                          GOVERNMENT MONEY FUND, INC.
                              -------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               NOVEMBER 10, 1995
                              -------------------

To The Shareholders:

    A special meeting of shareholders ("Meeting") of PaineWebber/Kidder, Peabody Government Money Fund, Inc. ("PW/KP Fund") will be held on November 10, 1995, at 11:00 a.m. Eastern time, at 1285 Avenue of the Americas, 38th Floor, New York, New York 10019, for the following purposes:

        (1) To consider an Agreement and Plan of Reorganization and Dissolution under which PaineWebber RMA U.S. Government Portfolio ("PW Fund"), a series of PaineWebber RMA Money Fund, Inc., would acquire the assets of PW/KP Fund in exchange solely for shares of common stock in PW Fund and the assumption by PW Fund of PW/KP Fund's liabilities, followed by the distribution of those shares to the shareholders of PW/KP Fund as described in the accompanying Prospectus/Proxy Statement; and

        (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

    You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of PW/KP Fund at the close of business on October 4, 1995. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

                                          By order of the board of directors,

                                          DIANNE E. O'DONNELL
                                          Secretary

October 13, 1995
1285 Avenue of the Americas
New York, New York 10019

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

    Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL NOTICED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                   PAINEWEBBER RMA U.S. GOVERNMENT PORTFOLIO
                 (A SERIES OF PAINEWEBBER RMA MONEY FUND, INC.)
                          PAINEWEBBER/KIDDER, PEABODY
                          GOVERNMENT MONEY FUND, INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                           (TOLL FREE) 1-800-647-1568
                           PROSPECTUS/PROXY STATEMENT
                                OCTOBER 13, 1995

                              -------------------

    This Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of PaineWebber/Kidder, Peabody Government Money Fund, Inc. ("PW/KP Fund") in connection with the solicitation of proxies by the board of directors of PW/KP Fund for use at a special meeting of the shareholders to be held on November 10, 1995, at 10:00 a.m., Eastern time, and at any adjournment thereof ("Meeting").

    As more fully described in this Proxy Statement, the purpose of the Meeting is to vote on a proposed reorganization ("Reorganization"). Under the Reorganization, PaineWebber RMA U.S. Government Portfolio ("PW Fund"), a series of PaineWebber RMA Money Fund, Inc. ("PW Corporation"), would acquire the assets of PW/KP Fund in exchange solely for shares of common stock in PW Fund and the assumption by PW Fund of PW/KP Fund's liabilities. Those PW Fund shares then would be distributed to PW/KP Fund's shareholders so that each such shareholder would receive a number of full and fractional shares of PW Fund having an aggregate net asset value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares in PW/KP Fund. As soon as practicable following these distributions, PW/KP Fund will be dissolved.

    PW Fund is a diversified series of PW Corporation, which is an open-end management investment company. PW Fund's investment objective is to achieve maximum current income consistent with liquidity and conservation of capital. It seeks to achieve its investment objective by investing in short-term U.S. government securities.

    This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and PW Fund that a shareholder should know before voting. This Proxy Statement is accompanied by the Prospectus of PW Fund dated August 29, 1995, which is incorporated by reference into this Proxy Statement. A Statement of Additional Information dated October 13, 1995 relating to the Reorganization and including historical financial statements, and a Statement of Additional Information with respect to PW Fund, dated August 29, 1995 have been filed with the Securities and Exchange Commission ("SEC") and are incorporated herein by this reference. The Prospectus of PW/KP Fund, dated August 1, 1995, as supplemented September 19, 1995 and Statement of Additional Information, dated August 1, 1995, have been filed with the SEC and are incorporated herein by this reference. Copies of these documents as well as PW Fund's Annual Report and PW/KP Fund's Annual Report may be obtained free of charge and further inquiries may be made by contacting your PaineWebber Incorporated ("PaineWebber") investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

    AN INVESTMENT IN EITHER PW FUND OR PW/KP FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE EACH FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

VOTING INFORMATION......................................................     1
SYNOPSIS................................................................     2
COMPARISON OF PRINCIPAL RISK FACTORS....................................     8
THE PROPOSED TRANSACTION................................................     9
MISCELLANEOUS...........................................................    13
APPENDIX A--AGREEMENT AND PLAN OF REORGANIZATION AND DISSOLUTION........   A-1

                          PAINEWEBBER/KIDDER, PEABODY
                          GOVERNMENT MONEY FUND, INC.
                              -------------------
                           PROSPECTUS/PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                               NOVEMBER 10, 1995
                              -------------------
                               VOTING INFORMATION

    This Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of PaineWebber/Kidder, Peabody Government Money Fund, Inc. ("PW/KP Fund") in connection with the solicitation of proxies by the board of directors of PW/KP Fund for use at a special meeting of shareholders of PW/KP Fund to be held on November 10, 1995, at 11:00 a.m. Eastern time, and at any adjournment thereof ("Meeting"). This Proxy Statement will first be mailed to shareholders on or about October 13, 1995.

    At least one-third of the shares of PW/KP Fund outstanding on October 4, 1995, represented in person or by proxy, must be present for the transaction of business by PW/KP Fund at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on the proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of the Agreement and Plan of Reorganization and Dissolution dated as of September 7, 1995 ("Reorganization Plan"), which is attached to this Proxy Statement as Appendix A. Under the Reorganization Plan, PaineWebber RMA U.S. Government Portfolio ("PW Fund"), a series of PaineWebber RMA Money Fund, Inc. ("PW Corporation"), would acquire the assets of PW/KP Fund in exchange solely for shares of common stock in PW Fund and the assumption by PW Fund of PW/KP Fund's liabilities; those shares then would be distributed to PW/KP Fund's shareholders. After completion of the Reorganization, PW/KP Fund will be dissolved.

    In addition, if you sign, date and return the enclosed proxy card, but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking such proxy. To be effective, such revocation must be received by PW/KP Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

    As of October 4, 1995 ("Record Date"), PW/KP Fund had 244,109,698 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by PW Fund and PW/KP Fund (each, a "Fund" and, collectively the "Funds") in proportion to their respective net assets, will be made primarily by mail but also may include telephone or oral communications by representatives of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and PaineWebber Incorporated who will not receive any compensation therefor from the Funds, or by Shareholder Communications Corporation, professional proxy solicitors retained by the Funds, who will be paid fees and expenses of up to approximately $5,000 for soliciting services. Management does not know of any single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) who beneficially owns 5% or more of the shares of either PW/KP Fund or PW Fund as of the Record Date. Directors and officers of PW Corporation own in the aggregate less than 1% of the shares of PW Fund.

    Under Maryland law, the affirmative vote of a majority of the outstanding shares of PW/KP Fund entitled to vote at the Meeting is required to approve the Reorganization. Each outstanding full share of PW/KP Fund is entitled to one vote, and each outstanding fractional share of PW/KP Fund is entitled to a proportionate share of one vote. If the Reorganization Plan is not approved by the requisite vote of the shareholders of PW/KP Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Although the shareholders of PW/KP Fund may exchange or redeem out of the Fund, they do not have appraisal rights which may be accorded to shareholders of corporations that propose similar types of reorganizations under the laws of some states.

                                    SYNOPSIS

    The following is a summary of certain information contained elsewhere in this Proxy Statement, the Prospectuses of the Funds (which are incorporated herein by reference), and the Reorganization Plan. Shareholders should read this Proxy Statement and the Prospectus of PW Fund carefully. As discussed more fully below, PW/KP Fund's board of directors believes that the Reorganization will benefit PW/KP Fund's shareholders. PW Fund has an investment objective substantially identical to the investment objective of PW/KP Fund, although its investment strategy may differ from that of PW/KP Fund in some respects. It is anticipated that, following the Reorganization, PW/KP Fund's shareholders will, as shareholders of PW Fund, be subject to lower total operating expenses as a percentage of net assets than have been experienced by PW/KP Fund.

THE REORGANIZATION

    The boards of directors of PW/KP Fund and PW Corporation voted to approve the Reorganization Plan at meetings held on July 20, 1995. The Reorganization Plan provides for the acquisition by PW Fund of the assets of PW/KP Fund in exchange solely for shares of PW Fund and the assumption by PW Fund of the liabilities of PW/KP Fund. PW/KP Fund then will distribute the PW Fund shares to its shareholders, so that each shareholder will receive the number of full and fractional shares of PW Fund that is equal in value to such shareholder's holdings in PW/KP Fund as of the Closing Date (defined below). PW/KP Fund then will be dissolved as soon as practicable thereafter.

    The exchange of PW/KP Fund's assets for PW Fund shares and PW Fund's assumption of PW/KP Fund's liabilities will occur as of 12:00 noon, Eastern time, on November 20, 1995, or such later date as the conditions to the closing are satisfied ("Closing Date").

    Each Fund currently offers a single class of shares. PW Fund shares are offered primarily to clients of PaineWebber Incorporated ("PaineWebber") and its correspondent firms who are participants in the Resource Management Account ("RMA") or Business Service Account ("BSA") programs. Shareholders of PW/KP Fund who receive shares of PW Fund in the Reorganization may be eligible to become participants in the RMA or BSA programs but will not become participants in such programs automatically. Among the features of the RMA and BSA programs is a daily sweep of uninvested cash in amounts of $1.00 or more into a designated money market fund. PW/KP shareholders who receive shares of PW Fund in the Reorganization but who do not choose to participate in the RMA or BSA programs will have uninvested cash of $5,000 or more swept into PW Fund on a daily basis, with amounts below $5,000 swept weekly. The RMA and BSA programs include a full array of premier account services, such as checkwriting, a Gold or Business Card MasterCard and toll-free telephone access to a customer service center. The features of the RMA and BSA programs are summarized in the PW Fund Statement of Additional Information.

    For the reasons set forth below under "The Proposed Transaction--Reasons for the Reorganization," the board of directors of PW/KP Fund, including the directors who are not "interested persons," as that term is defined in the Investment Company Act of 1940 ("1940 Act") (the "Independent Directors"), has determined that the Reorganization is in the best interests of PW/KP Fund, that the terms of the Reorganization are fair and reasonable and that the interests of PW/KP Fund's shareholders will not be diluted as a result of the Reorganization. Accordingly, the board of directors of PW/KP Fund recommends approval of the Reorganization. In addition, the board of directors of PW Corporation, including its Independent Directors, on behalf of PW Fund, has concluded that the Reorganization is in the best interests of PW Fund, that the terms of the Reorganization are fair and reasonable and that the interests of PW Fund's shareholders will not be diluted as a result of the Reorganization.

                             COMPARATIVE FEE TABLE

REORGANIZATION OF PW/KP FUND INTO PW FUND

    Certain fees and expenses that PW/KP Fund's shareholders pay, directly or indirectly, are different from those incurred by PW Fund shareholders. PaineWebber is paid an advisory and administrative fee for its services as PW/KP Fund's investment adviser and administrator at the annual rate of 0.50% of PW/KP Fund's average daily net assets. With respect to PW Fund, PaineWebber is paid for its services as PW Fund's investment adviser and administrator at an annual rate based on a sliding scale related to average daily net assets, which was 0.46% of PW Fund's average daily net assets as of the end of the fiscal year ended June 30, 1995. As distributor of PW/KP Fund's shares, PaineWebber is paid a 12b-1 service fee at the annual rate of 0.12% of PW/KP Fund's average daily net assets. As distributor of PW Fund's shares, PaineWebber is currently paid a 12b-1 service fee at the annual rate of 0.08% of PW Fund's average daily net assets.

    The following tables show (1) transaction expenses currently incurred by shareholders of PW Fund and PW/KP Fund and transaction expenses that each shareholder will incur after giving effect to the Reorganization; (2) the current fees and expenses incurred by PW/KP Fund and PW Fund for the twelve months ended June 30, 1995 (unaudited) and for the fiscal year ended June 30, 1995, respectively; and (3) pro forma fees for PW Fund shares after giving effect to the Reorganization.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                           PW/KP FUND    PW FUND    COMBINED FUND
                                                           -----------   --------   --------------
Sales charge on purchases of shares.....................      NONE         NONE          NONE
Sales charge on reinvested dividends....................      NONE         NONE          NONE
Redemption fee or deferred sales charge.................      NONE         NONE          NONE

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                            PW/KP                    COMBINED FUND
                                                            FUND       PW FUND(1)    PRO FORMA(1)
                                                         ----------    ----------    -------------
Management Fees.......................................      0.50%         0.46%(2)       0.43%
12b-1 Expenses                                              0.12%         0.08%          0.08%
Other Expenses........................................      0.09%         0.09%          0.08%
                                                         ----------    ----------       ------
Total Fund
  Operating Expenses..................................      0.71%(3)      0.63%          0.59%
                                                         ----------    ----------       ------
                                                         ----------    ----------       ------

------------

(1) PaineWebber currently charges an annual $85 account charge for the RMA program including the Gold MasterCard without a line of credit. The fee for clients who choose a line of credit for their Gold MasterCard is $125. The annual account charge for the BSA program, including the MasterCard Business Card, is $125 ($165 with a line of credit). The account charges are not included in the table because certain non-RMA and non-BSA participants are permitted to purchase shares of PW Fund.

(2) PaineWebber acts as PW Fund's investment adviser and administrator pursuant to contract. Under the PaineWebber contract, the Fund pays PaineWebber an annual fee, computed daily and paid monthly, according to the following schedule:

   AVERAGE DAILY NET ASSETS                                       ANNUAL RATE
---------------------------------------------------------------   -----------
   Up to $300 million..........................................      0.50%
   In excess of $300 million up to $750 million................      0.44%
   Over $750 million...........................................      0.36%

As indicated, for the fiscal year ended June 30, 1995, PW Fund paid investment advisory and administrative fees to PaineWebber at an effective annual rate of 0.46%.

                                         (Footnotes continued on following page)

(Footnotes continued from preceding page)

(3) The ratio of total operating expenses as a percentage of average net assets for PW/KP Fund was 0.72% for the fiscal year ended March 31, 1995.

EXAMPLE OF EFFECT OF FUND EXPENSES

    The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming a 5% annual return.

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                               ------    -------    -------    --------
PW/KP Fund..................................................     $7        $23        $40        $ 88
PW Fund.....................................................     $6        $20        $35        $ 79
Combined Fund...............................................     $6        $19        $33        $ 74

    This Example assumes that all dividends and other distributions are reinvested, that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown and that the shares are redeemed at the end of the time period shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission ("SEC"); the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of either Fund's shares.

    THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND EACH FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses of each Fund will depend upon, among other things, the level of its average net assets and the extent to which it incurs variable expenses, such as transfer agency costs.

FORMS OF ORGANIZATION

    PW Corporation and PW/KP Fund are each open-end management investment companies organized as Maryland corporations. PW Corporation was organized under the laws of Maryland on July 2, 1982. PW/KP Fund was organized under the laws of Maryland on February 2, 1983 and commenced operations on May 17, 1983. PW Corporation has an authorized capitalization of 30 billion shares of $0.001 par value common stock, 5 billion of which are designated as shares of its series PW Fund. PW/KP Fund has authorized capitalization of 5 billion shares of $0.01 par value common stock. The shares have no preemptive, subscription or conversion rights and are freely transferable.

    Neither PW/KP Fund nor PW Corporation is required to (and they do not) hold shareholder meetings annually. Neither Fund currently issues share certificates.

INVESTMENT OBJECTIVES AND POLICIES

    The investment objective and policies of each Fund are set forth below. There can be no assurance that either Fund will achieve its investment objective, and while each Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will do so.

    PW Fund. The investment objective of PW Fund is to provide maximum current income consistent with liquidity and conservation of capital. The Fund invests in U.S. government securities with remaining maturities of 13 months or less and repurchase agreements secured by U.S. government securities. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The Fund currently invests only in securities such as U.S. Treasury bills, Treasury notes and Government National Mortgage Association ("GNMA") and other securities that are backed by the full faith and credit of the United States and repurchase agreements secured by such securities. The Fund may invest in the principal and interest components of selected securities that are traded under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program of the U.S. Treasury.

    PW/KP Fund. The investment objective of PW/KP Fund is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Fund invests only in short-term money market instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities ("Eligible Investments"). The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. All securities in which the Fund invests have remaining maturities of 397 days or less on the date of purchase, are denominated in U.S. dollars and have been determined by Mitchell Hutchins, the Fund's sub-adviser, to be of high quality if unrated. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board or member banks of the Federal Reserve System. While the maturities of underlying securities in such repurchase transactions may be more than one year, the term of each repurchase agreement is less than one year. The Fund may purchase securities on a when-issued or delayed delivery basis. The Fund attempts to increase yields by trading to take advantage of short-term market variations.

OPERATIONS OF PW FUND FOLLOWING THE REORGANIZATION

    Following the Reorganization, the directors and officers of PW Corporation and PW Fund's investment adviser, sub-adviser, distributor and other outside agents will continue to serve PW Fund in their current capacities. While there are differences in the Funds' investment policies, it is not expected that PW Fund will revise its investment policies following the Reorganization to reflect those of PW/KP Fund. Because PW/KP Fund is permitted to invest in securities having characteristics different from those permitted for PW Fund, certain of the securities currently held in PW/KP Fund's portfolio may need to be sold, rather than transferred to PW Fund. If the Reorganization is approved, the PW/KP Fund may sell any assets that are inconsistent with the investment policies of PW Fund prior to the effective date of the Reorganization, and the proceeds thereof will be held in temporary investments or reinvested in assets that qualify to be held by PW Fund. The necessity for PW/KP Fund to dispose of assets prior to the effective date of the Reorganization may result in selling securities at a disadvantageous time and could result in PW/KP Fund's realizing losses that would not otherwise have been realized.

PURCHASES AND REDEMPTIONS

    Shares of each Fund are available through PaineWebber and its correspondent firms. There is no minimum initial investment in either Fund. Shares of PW Fund are offered primarily to clients of PaineWebber and its correspondent firms who are participants in the RMA or BSA programs. Shares of PW/KP Fund may be purchased only by existing shareholders of PW/KP Fund through their PaineWebber brokerage accounts.

    Shares of each Fund may be redeemed at their net asset value per share next determined after a redemption request is properly received. Within three Business Days after receipt of the request, redemption proceeds will be credited to the shareholder's account or sent to the shareholder. A "Business Day" is any day on which the offices of the Fund's custodian, and the New York offices of PaineWebber and PaineWebber's bank, are all open for business. Clients of PaineWebber or its correspondent firms may redeem shares from their Fund account by wire, telephone or mail.

    If the Reorganization is approved, PW/KP shares will cease to be offered on November 17, 1995, so that shares of PW/KP Fund will no longer be available for purchase or exchange thereafter. If the Meeting is adjourned and the Reorganization is approved on a later date, PW/KP Fund shares will no longer be available for purchase or exchange on the Business Day following the date on which the Reorganization is approved and all contingencies have been met. Redemptions of PW/KP Fund's shares and exchanges of such shares for shares of other PaineWebber/Kidder, Peabody money market funds may be effected through the Closing Date.

EXCHANGES

    The exchange policies of the Funds differ. While shares of PW/KP Fund may be exchanged for shares of other PaineWebber/Kidder, Peabody money market funds, shares of PW Fund are not exchangeable. After the Reorganization, shares of PW Fund will continue not to be exchangeable.

DIVIDENDS

    Each Business Day, each Fund declares as dividends all of its net investment income. Shares begin earning dividends on the day of purchase; they do not earn dividends on the day of redemption. Dividends are accrued to shareholder accounts daily and are automatically paid in additional shares monthly; with respect to PW/KP Fund, however, at the shareholder's option dividends are paid in cash. Each Fund distributes its net short-term capital gain, if any, annually but may make more frequent distributions of such gain, if necessary, to maintain its net asset value per share at $1.00 or to avoid income or excise taxes.

    On or before the Closing Date, PW/KP Fund will declare as a dividend substantially all of its net investment income and short-term capital gain, if any, and distribute that amount plus any previously declared but unpaid dividends, in order to continue to maintain its tax status as a regulated investment company. Such distributions by PW/KP Fund will be paid only in cash.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

    PW Corporation has received an opinion of Kirkpatrick & Lockhart LLP, its counsel, and PW/KP Fund has received an opinion of Sullivan & Cromwell, its counsel, each to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, no gain or loss will be recognized to either Fund or its shareholders as a result of the Reorganization. See "The Proposed Transaction--Federal Income Tax Considerations."

                      COMPARISON OF PRINCIPAL RISK FACTORS

    Because the Funds' investment objectives are substantially identical and their investment policies are similar, the investment risks presented by the two Funds are also similar. Such risks are those typically associated with a money market fund that invests in U.S. government securities. Certain differences between the two Funds are identified below. See the PW Fund Prospectus which accompanies this Proxy Statement for a more detailed discussion of the investment risks of PW Fund.

    FULL FAITH AND CREDIT OBLIGATIONS. Under investment guidelines adopted by its board of directors, PW Fund currently invests only in securities, such as U.S. Treasury bills, Treasury Notes and GNMA securities, that are backed by the full faith and credit of the United States and in repurchase agreements secured by such securities. PW/KP Fund may invest in non-full faith and credit obligations of U.S. government agencies and instrumentalities. Because full faith and credit obligations of the U.S. government are backed by the strongest assurance of repayment offered by the U.S. government, these obligations are considered to be more creditworthy than non-full faith and credit obligations.

    LENDING PORTFOLIO SECURITIES. PW/KP Fund may lend its portfolio securities to brokers, dealers and financial institutions to the extent permitted under the 1940 Act. PW/KP Fund's loans of portfolio securities are terminable at any time and no loans may be made to PaineWebber or Mitchell Hutchins. PW/KP Fund has the right to regain record ownership of loaned securities in order to exercise beneficial rights. Any gain or loss in the market price of the loaned securities occurring during the term of the loan inures to the Fund. Risks are involved in the lending of portfolio securities, associated with the loss or substitution of the securities, that do not exist when a Fund's investment policies do not permit the lending of portfolio securities. PW Fund is not permitted to engage in portfolio securities lending and thus does not incur the risks of such lending.

    PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS. PW/KP Fund, but not PW Fund, may purchase securities on a when-issued or delayed-delivery basis--i.e., delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on such securities are fixed on the transaction date. The securities so purchased are subject to market fluctuations; therefore, at the time of delivery and payment the market price may be higher or lower than the purchase price. No interest accrues to PW/KP Fund until delivery and payment take place. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. As PW Fund does not engage in the purchase of securities on a when-issued or delayed-delivery basis, it does not incur these risks.

    REPURCHASE AGREEMENTS. Both Funds engage in repurchase agreements. Repurchase agreements carry certain risks not associated with direct investments in securities. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to that bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. In the event the other party to a repurchase agreement defaults, a Fund may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest it expected to receive in respect of the repurchase agreement. Although repurchase agreements carry the risk of possible decline in the market value of the underlying securities and delays and costs to a Fund if the other party to the repurchase agreement becomes insolvent, PW Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by PW Corporation's board of directors.

                            THE PROPOSED TRANSACTION

REORGANIZATION PLAN

    The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, which is attached as Appendix A to this Proxy Statement.

    The Reorganization Plan contemplates (1) PW Fund's acquiring on the Closing Date the assets of PW/KP Fund in exchange solely for shares of PW Fund and the assumption by PW Fund of PW/KP Fund's liabilities and (2) the constructive distribution of such shares to the shareholders of PW/KP Fund.

    The assets of PW/KP Fund to be acquired by PW Fund include all cash, cash equivalents, securities, receivables and other property owned by PW/KP Fund. PW Fund will assume from PW/KP Fund all debts, liabilities, obligations and duties of PW/KP Fund of whatever kind or nature; provided, however, that PW/KP Fund will use its best efforts, to the extent practicable, to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date. PW Fund also will deliver to PW/KP Fund shares of PW Fund, which then will be constructively distributed to PW/KP Fund's shareholders.

    The value of PW/KP Fund's assets to be acquired, and the amount of its liabilities to be assumed, by PW Fund and the net asset value of a share of PW Fund will be determined as of the close of regular trading on the New York Stock Exchange, Inc. on the Closing Date. The amortized cost method will be used in valuing each Fund's securities. All other assets and liabilities will be valued at fair value as determined in good faith by or under the direction of PW/KP Fund's and PW Corporation's respective board of directors.

    On, or as soon as practicable after, the Closing Date, PW/KP Fund will distribute pro rata to its shareholders of record the shares of PW Fund it received so that each PW/KP Fund shareholder will receive a number of full and fractional shares of PW Fund equal in value to the shareholder's holdings in PW/KP Fund. PW/KP Fund will be dissolved as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of PW Fund in the names of PW/KP Fund's shareholders and by transferring thereto the shares of PW Fund previously credited to the account of PW/KP Fund on those books. Fractional shares of PW Fund will be rounded to the third decimal place.

    Accordingly, immediately after the Reorganization, each former shareholder of PW/KP Fund will own shares of PW Fund that will be equal in value to that shareholder's shares of PW/KP Fund immediately prior to the Reorganization. Moreover, because shares of PW Fund will be issued at net asset value in exchange for the net assets of PW/KP Fund, the aggregate value of PW Fund shares so issued will equal the aggregate value of PW/KP Fund shares. The net asset value per share of PW Fund will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

    Any transfer taxes payable upon issuance of shares of PW Fund in a name other than that of the registered holder of the shares on the books of PW/KP Fund shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of PW/KP Fund will continue to be its responsibility up to and including the Closing Date and such later date on which it is dissolved.

    The cost of the Reorganization, including professional fees and the cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, together with the cost of any supplementary solicitation, will be borne by both Funds in proportion to their respective net assets. Mitchell Hutchins recommended this method of expense allocation to the boards of directors of PW Corporation and PW/KP Fund. Mitchell Hutchins based its recommendations on its belief that this method is fair because, for the reasons discussed under "Reasons for the Reorganization," the Reorganization has the potential to benefit both Funds. Each board of directors considered this expense allocation method in approving the Reorganization and in finding that the Reorganization is in the best interests of its Fund.

    The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by PW/KP Fund or PW Corporation. In addition, the Reorganization Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on the shareholders' interests.

REASONS FOR THE REORGANIZATION

    The board of directors of PW/KP Fund, including a majority of its Independent Directors, has determined that the Reorganization is in the best interests of PW/KP Fund, that the terms of the Reorganization are fair and reasonable and that the interests of PW/KP Fund's shareholders will not be diluted as a result of the Reorganization. The board of directors of PW Corporation, including a majority of its Independent Directors, has determined on behalf of PW Fund that the Reorganization is in the best interests of PW Fund, that the terms of the Reorganization are fair and reasonable and that the interests of PW Fund's shareholders will not be diluted as a result of the Reorganization.

    In considering the Reorganization, the boards of directors made an extensive inquiry into a number of factors, including the following:

        (1) the similarity of the investment objectives, policies and restrictions of the Funds;

        (2) the effect of the Reorganization on expected investment performance;

        (3) the effect of the Reorganization on the expense ratio of PW Fund (after the Reorganization) relative to each Fund's current expense ratio;

        (4) the costs to be incurred by each Fund as a result of the Reorganization;

        (5) the tax consequences of the Reorganization;

        (6) possible alternatives to the Reorganization, including continuing to operate on a stand-alone basis or liquidation; and

        (7) the potential benefits of the Reorganization to other persons, especially Mitchell Hutchins and PaineWebber.

    The Reorganization was recommended to the boards of directors of PW Corporation and PW/KP Fund by Mitchell Hutchins at meetings of the boards of directors held on July 20, 1995. In approving the Reorganization, the boards of directors took into account the fact that the Funds have substantially identical investment objectives and similar investment policies, with the differences noted, and that Mitchell Hutchins did not believe there was a need to offer both Funds to investors.

    In recommending the Reorganization, Mitchell Hutchins [and PaineWebber] indicated to the boards that the investment advisory and administration fee schedule applicable to PW Fund would be lower than that currently in effect for PW/KP Fund, and that the 12b-1 service fee schedule currently in effect for PW Fund is lower than that currently in effect for PW/KP Fund. The boards also were advised that the expense ratio for PW Fund would likely decrease over time because the Investment Advisory and Administration Agreement applicable to that Fund provides for lower fees as the size of the Fund increases. In approving the Reorganization, the boards noted that the overall investment objective of maximum current income consistent with liquidity and conservation of capital remains an appropriate one to offer investors as part of an overall investment strategy.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
             OF PW/KP FUND VOTE "FOR" THE PROPOSED REORGANIZATION.

DESCRIPTION OF SECURITIES TO BE ISSUED

    PW Corporation is registered with the SEC as an open-end management investment company. Its directors are authorized to issue 30 billion shares of common stock of separate series (par value $.001 per share). The directors have established PW Fund as one of PW Corporation's series. Each share in PW Fund represents an equal proportionate interest in PW Fund with each other share in the Fund. Shares of PW Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. On the Closing Date, PW Fund will have outstanding one class of shares. Each share of PW Fund will be entitled to participate equally in dividends and the proceeds of any liquidation.

    PW Corporation does not hold meetings of shareholders annually. There will normally be no meetings of shareholders for the purpose of electing directors unless fewer than a majority of the directors holding office has been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a director by votes cast in person or by proxy at a meeting called for that purpose. The directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record holding at least 10% of PW Corporation's outstanding shares.

FEDERAL INCOME TAX CONSIDERATIONS

    The exchange of PW/KP Fund's assets for shares of PW Fund and PW Fund's assumption of PW/KP Fund's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code. PW Corporation has received an opinion of Kirkpatrick

& Lockhart LLP, its counsel, and PW/KP Fund has received an opinion of Sullivan & Cromwell, its counsel, each substantially to the effect that--

        (1) PW Fund's acquisition of PW/KP Fund's assets in exchange solely for PW Fund shares and PW Fund's assumption of PW/KP Fund's liabilities, followed by PW/KP Fund's distribution of those shares to its shareholders constructively in exchange for their PW/KP Fund shares, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

        (2) No gain or loss will be recognized to PW/KP Fund on the transfer to PW Fund of its assets in exchange solely for PW Fund shares and PW Fund's assumption of PW/KP Fund's liabilities or on the subsequent distribution of those shares to PW/KP Fund's shareholders in constructive exchange for their PW/KP Fund shares;

        (3) No gain or loss will be recognized to PW Fund on its receipt of the transferred assets in exchange solely for PW Fund shares and its assumption of PW/KP Fund's liabilities;

        (4) PW Fund's basis for the transferred assets will be the same as the basis thereof in PW/KP Fund's hands immediately prior to the Reorganization, and PW Fund's holding period for those assets will include PW/KP Fund's holding period therefor;

        (5) A PW/KP Fund shareholder will recognize no gain or loss on the constructive exchange of all its PW/KP Fund shares solely for PW Fund shares pursuant to the Reorganization; and

        (6) A PW/KP Fund shareholder's basis for the PW Fund shares to be received by it in the Reorganization will be the same as the basis for its PW/KP Fund shares to be constructively surrendered in exchange for those PW Fund shares, and its holding period for those PW Fund shares will include its holding period for those PW/KP Fund shares, provided they are held as capital assets by the shareholder on the Closing Date.

    Each such opinion states that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

    Shareholders of PW/KP Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

    The following table shows the capitalization of each Fund as of June 30, 1995 (unaudited, with respect to PW/KP Fund) and on a pro forma combined basis (unaudited) as of that date, giving effect to the Reorganization.

                                                     PW/KP                        COMBINED FUND
                                                      FUND          PW FUND         PRO FORMA
                                                  ------------    ------------    --------------
Net Assets.....................................   $255,875,849    $815,780,861    $1,071,656,710
Net Asset Value Per Share......................          $1.00           $1.00             $1.00
Shares Outstanding.............................    255,876,801     815,864,869     1,071,741,670

                                 MISCELLANEOUS

AVAILABLE INFORMATION

    PW/KP Fund and PW Corporation are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

LEGAL MATTERS

    Certain legal matters in connection with the issuance of PW Fund shares as part of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, counsel to PW Corporation.

EXPERTS

    The audited financial statements of PW Fund and PW/KP Fund, incorporated by reference herein and incorporated by reference or included in each Fund's respective Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, and Deloitte & Touche LLP, independent auditors, whose reports thereon are included in the Funds' Annual Reports to Shareholders for the fiscal years ended June 30, 1995 and March 31, 1995, respectively. The financial statements audited by Ernst & Young LLP and Deloitte & Touche LLP have been incorporated by reference herein and in the Statement of Additional Information in reliance on their reports given on their authority as experts in auditing and accounting.

                                   APPENDIX A
              AGREEMENT AND PLAN OF REORGANIZATION AND DISSOLUTION

    THIS AGREEMENT AND PLAN OF REORGANIZATION AND DISSOLUTION ("Agreement") is made as of September 7, 1995, between PaineWebber RMA Money Fund, Inc., a Maryland corporation ("PW Corporation"), on behalf of PaineWebber RMA U.S. Government Portfolio, a segregated portfolio of assets ("series") thereof ("Acquiring Fund"), and PaineWebber/Kidder, Peabody Government Money Fund, Inc., a Maryland corporation ("Target"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and PW Corporation and Target are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.")

    This Agreement is intended to be, and is adopted as, a plan of a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). The reorganization will involve the transfer to Acquiring Fund of Target's assets solely in exchange for voting shares of common stock in Acquiring Fund ("Acquiring Fund Shares") and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of the Acquiring Fund Shares to the holders of shares of common stock in Target ("Target Shares") in exchange therefor, all upon the terms and conditions set forth herein. The foregoing transactions are referred to herein as the "Reorganization." All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Acquiring Fund are made and shall be taken or undertaken by PW Corporation on its behalf.

    In consideration of the mutual promises herein, the parties covenant and agree as follows:

1. PLAN OF REORGANIZATION AND DISSOLUTION OF TARGET

  1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor--

     (a) to issue and deliver to Target the number of full and fractional Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the net asset value (computed as set forth in paragraph 2.2) ("NAV") of an Acquiring Fund Share; and

     (b) to assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").

    Such transactions shall take place at the Closing (as defined in paragraph 3.1).

  1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

  1.3. The Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement, including without limitation Target's share of the expenses described in paragraph 7.2. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all of its known Liabilities prior to the Effective Time.

  1.4. Before the Effective Time, Target shall declare and pay to its shareholders a dividend in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) for the current taxable year through the Effective Time.

  1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall constructively distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (collectively "Shareholders" and individually a "Shareholder"), in exchange for their Target Shares. Such distribution shall be accomplished by the Funds' transfer agent ("Transfer Agent") opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder. All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer records. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization.

  1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, Target shall be dissolved and any further actions shall be taken in connection therewith as required by applicable law.

  1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is dissolved.

  1.8. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2. VALUATION

  2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of 12:00 noon on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target's then-current prospectus and statement of additional information less (b) the amount of the Liabilities as of the Valuation Time.

  2.2. For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and statement of additional information.

  2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Mitchell Hutchins Asset Management Inc.

  2.4 If the difference between the NAVs per share of the Funds equals or exceeds $.0025 at the Valuation Time, or such earlier or later day and time as the parties may agree and set forth in writing signed by their duly authorized officers, as computed by using the market values of the Funds' assets in accordance with the policies and procedures established by the Funds (or as otherwise mutually determined by the Investment Companies' boards of directors), either Fund may postpone the Valuation Time until such time as such per share NAV difference is less than $.0025.

3. CLOSING AND EFFECTIVE TIME

  3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on November 20, 1995, or at such other place and/or on such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of 12:00 noon on the date thereof or at such other time as the parties may agree ("Effective Time"). If, immediately before the Valuation Time,
(a) the New York Stock Exchange, Inc. ("NYSE") is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV per Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

  3.2. Target shall deliver to PW Corporation at the Closing a schedule of the Assets as of the Effective Time, which shall set forth for all portfolio securities included therein their adjusted tax basis and holding period by lot. Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

  3.3. Target shall deliver to PW Corporation at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares owned by each Shareholder, all as of the Effective Time, certified by the Secretary or Assistant Secretary of Target. The Transfer Agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. PW Corporation shall issue and deliver a confirmation to Target evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

  3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

  4.1. Target represents and warrants as follows:

       4.1.1. Target is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and a copy of its Articles of Incorporation is on file with the Department of Assessments and Taxation of Maryland;

       4.1.2. Target is duly registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

       4.1.3. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

       4.1.4. Target's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the Securities Act of 1933 ("1933 Act") and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

       4.1.5. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Target's Articles of Incorporation or By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by PW Corporation;

       4.1.6. Except as disclosed in writing to and accepted by PW Corporation, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted to be taken by any other party thereto prior to the Closing;

       4.1.7. Except as otherwise disclosed in writing to and accepted by PW Corporation, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

       4.1.8. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target's board of directors, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders and receipt of any necessary exemptive relief or no-action assurances requested from the Securities and Exchange Commission ("SEC") or its staff with respect to sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

       4.1.9. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

       4.1.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934 ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target, except for (a) the filing with the SEC of a registration statement by PW Corporation on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), (b) receipt of the exemptive relief referenced in subparagraph 4.1.8, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

       4.1.11. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by PW Corporation for use therein;

       4.1.12. The Liabilities were incurred by Target in the ordinary course of its business;

       4.1.13. Target qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

       4.1.14. Target is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

       4.1.15. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; and

       4.1.16. Target will be dissolved as soon as reasonably practicable after the Reorganization, but in all events within six months after the Effective Time.

  4.2. Acquiring Fund represents and warrants as follows:

       4.2.1. PW Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and a copy of its Articles of Incorporation is on file with the Department of Assessments and Taxation of Maryland;

       4.2.2. PW Corporation is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

       4.2.3. Acquiring Fund is a duly established and designated series of PW Corporation;

       4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

       4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable. Except as contemplated by this Agreement, Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

       4.2.6. Acquiring Fund's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

       4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of PW Corporation's Articles of Incorporation or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Target;

       4.2.8. Except as otherwise disclosed in writing to and accepted by Target, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against PW Corporation with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

       4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of PW Corporation's board of directors, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to receipt of any necessary exemptive relief or no-action assurances requested from the SEC or its staff with respect to sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

       4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by PW Corporation, except for (a) the filing with the SEC of the Registration Statement, (b) receipt of the exemptive relief referenced in subparagraph 4.2.9, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

       4.2.11. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target for use therein;

       4.2.12. Acquiring Fund is a "fund" as defined in section 851(h)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

       4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business;

       4.2.14. Acquiring Fund (a) will actively continue Target's business in substantially the same manner that Target conducted that business immediately before the Reorganization, (b) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (c) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

       4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or business trust or any "fund" thereof (within the meaning of section 851(h)(2) of the Code) following the Reorganization;

       4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; and

       4.2.17. Acquiring Fund does not own, directly or indirectly, nor at the Effective Time will it own, directly or indirectly, nor has it owned, directly or indirectly, at any time during the past five years, any shares of Target.

  4.3. Each Fund represents and warrants as follows:

       4.3.1. The fair market value of the Acquiring Fund Shares, when received by the Shareholders, will be approximately equal to the fair market value of their Target Shares constructively surrendered in exchange therefor;

       4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem or otherwise dispose of any portion of the Acquiring Fund Shares to be received by them in the Reorganization and (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as an open-end investment company. Consequently, its management expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis. Nor does its management anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

       4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

       4.3.4. Immediately following consummation of the Reorganization, Acquiring Fund will hold substantially the same assets and be subject to substantially the same liabilities that Target held or was subject to immediately prior thereto, plus any liabilities and expenses of the parties incurred in connection with the Reorganization;

       4.3.5. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

       4.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

       4.3.7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and redemptions and distributions made by it immediately before the Reorganization (except for (a) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code and (b) redemptions not made as part of the Reorganization) will be included as assets thereof held immediately before the Reorganization;

       4.3.8. None of the compensation received by any Shareholder who is an employee of Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder-employee; none of the Acquiring Fund Shares received by any such Shareholder-employee will be separate consideration for, or allocable to, any employment agreement; and the consideration paid to any such Shareholder-employee will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services; and

       4.3.9. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" of Acquiring Fund within the meaning of section 304(c) of the Code.

5. COVENANTS

  5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that (a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities and (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent.

  5.2. Target covenants to call a shareholders' meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

  5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

  5.4. Target covenants that it will assist PW Corporation in obtaining such information as PW Corporation reasonably requests concerning the beneficial ownership of Target Shares.

  5.5. Target covenants that Target's books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to PW Corporation at the Closing.

  5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal securities laws.

  5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

  5.8. PW Corporation covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate in order to continue its operations after the Effective Time.

  5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6. CONDITIONS PRECEDENT

    Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all the obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

  6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by Target's board of directors and shall have been approved by Target's shareholders in accordance with applicable law.

  6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Fund may for itself waive any of such conditions.

  6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

  6.4. Target shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to PW Corporation, substantially to the effect that:

       6.4.1. Acquiring Fund is a duly established series of PW Corporation, a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

       6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by PW Corporation on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target, is a valid and legally binding obligation of PW Corporation with respect to Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

       6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and outstanding and fully paid and non-assessable, and no shareholder of Acquiring Fund has any preemptive right to subscribe for or purchase such shares;

       6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate PW Corporation's Articles of Incorporation or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which PW Corporation (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which PW Corporation (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Target;

       6.4.5. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by PW Corporation on behalf of Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

       6.4.6. PW Corporation is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and

       6.4.7. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to PW Corporation (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) PW Corporation (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target.

    In rendering such opinion, such counsel may (i) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, and (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

       6.5. PW Corporation shall have received an opinion of Sullivan & Cromwell, counsel to Target, substantially to the effect that:

       6.5.1. Target is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

       6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Target and (b) assuming due authorization, execution, and delivery of this Agreement by PW Corporation on behalf of Acquiring Fund, is a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

       6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Target's Articles of Incorporation or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which Target is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by PW Corporation;

       6.5.4. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

       6.5.5. Target is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and

       6.5.6. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target or any of its properties or assets and (b) Target is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PW Corporation.

    In rendering such opinion, such counsel may (i) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, and (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

       6.6. PW Corporation shall have received an opinion of Kirkpatrick & Lockhart LLP, its counsel, addressed to and in form and substance satisfactory to it, and Target shall have received an opinion of Sullivan & Cromwell, its counsel, addressed to and in form and substance satisfactory to it, each as to the federal income tax consequences mentioned below (each a "Tax Opinion"). In rendering its Tax Opinion, each such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 3.4. Each Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

       6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares to the Shareholders constructively in exchange for the Shareholders' Target Shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

       6.6.2. No gain or loss will be recognized to Target on the transfer to Acquiring Fund of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

       6.6.3. No gain or loss will be recognized to Acquiring Fund on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

       6.6.4. Acquiring Fund's basis for the Assets will be the same as the basis thereof in Target's hands immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

       6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

       6.6.6. A Shareholder's basis for the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the basis for its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided they are held as capital assets by the Shareholder at the Effective Time.

    Notwithstanding subparagraphs 6.6.2 and 6.6.4, each Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

    At any time before the Closing, (a) Acquiring Fund may waive any of the foregoing conditions if, in the judgment of PW Corporation's board of directors, such waiver will not have a material adverse effect on its shareholders' interests, and (b) Target may waive any of the foregoing conditions if, in the judgment of its board of directors, such waiver will not have a material adverse effect on the Shareholders' interests.

7. BROKERAGE FEES AND EXPENSES

       7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

       7.2. Except as otherwise provided herein, all expenses incurred in connection with the transactions contemplated by this Agreement (whether or not they are consummated) will be borne by the Funds proportionately, as follows: each such expense will be borne by the Funds in proportion to their respective net assets as of the close of business on the last business day of the month in which such expense was incurred. Such expenses include: (a) expenses incurred in connection with entering into and carrying out the provisions of this Agreement;
(b) expenses associated with the preparation and filing of the Registration Statement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which Target's shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders; (d) printing and postage expenses; (e) legal and accounting fees; and (f) solicitation costs.

8. ENTIRE AGREEMENT; SURVIVAL

    Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

9. TERMINATION OF AGREEMENT

    This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:

   9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before March 31, 1996; or

   9.2. By the parties' mutual agreement.

    In the event of termination under paragraphs 9.1.(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the directors or officers of either Investment Company, to the other Fund.

10. AMENDMENT

    This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11. MISCELLANEOUS

   11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

   11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized officer.

ATTEST:                                        PAINEWEBBER RMA MONEY
                                               FUND, INC.,
                                               on behalf of its series,
                                                    PAINEWEBBER RMA U.S. GOVERNMENT
                                                    PORTFOLIO

By: /s/ ILENE SHORE                            /s/ DIANNE E. O'DONNELL
   ..........................................  .............................................
   Assistant Secretary                         Vice President

ATTEST:                                        PAINEWEBBER/KIDDER, PEABODY
                                               GOVERNMENT MONEY FUND, INC.

By: /s/ STEPHANIE H. JOHNSON                   /s/ SCOTT GRIFF
   ..........................................  .............................................
   Assistant Secretary                         Vice President